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                                                                     Exhibit 4.6

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
COMMON STOCK                                                        COMMON STOCK
                                                                       SHARES

                                 H POWER CORP.
                                                       SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS                                      CUSIP 40427A 10 8
 OF THE STATE OF DELAWARE

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.001 PER SHARE, OF
======================================H POWER CORP.=======================================

transferable only on the books of the Corporation by the holder hereof in person or by attorney, upon surrender of this Certificate, properly endorsed.
This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended.
     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

     Dated

                   VICE PRESIDENT AND
              CHIEF FINANCIAL OFFICER                           ASSISTANT SECRETARY

                                   [H POWER CORP SEAL]

                                         Countersigned and Registered:
                                              AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                            Transfer Agent
                                                                            and Registrar
                                         By


                                                                      AUTHORIZED SIGNATURE

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                                 H POWER CORP.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR ITS TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM - as tenants in common              UNIF GIFT MIN ACT-D_______________ Custodian_________________
     TEN ENT - as tenants by the entireties                              (Cust)                   (Minor)
     JT TEN  - as joint tenants with right                          under Uniform Gifts to Minors
               of survivorship and not as                           Act_________________
               tenants in common                                            (State)

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    Additional abbreviations may also be used though not in the above list.

     For Value Received,__________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------------

                       ---------------------------------------------------------
                       NOTICE: The signature to this assignment must correspond
                               with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.


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